UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23425

CIM Real Assets & Credit Fund

(Exact Name of Registrant as Specified in Charter)

4700 Wilshire Boulevard

 Los Angeles, California 90010

 (323) 860-7421

 (Address and Telephone Number, Including Area Code, of Principal Executive Offices)

David Thompson

 4700 Wilshire Boulevard

 Los Angeles, California 90010

 (323) 860-7421

 (Name and Address of Agent for Service)

Copies to:

 Cynthia M. Krus, Esq.

 Cynthia R. Beyea, Esq.

 Eversheds Sutherland (US) LLP

 700 Sixth Street NW Suite 700

 Washington, DC 20001

 (202) 383-0100

Date of fiscal year end: September 30

Date of reporting period: May 4, 2020 – September 30, 2020

Item 1. Reports to Stockholders.

CITY NATIONAL BANK
AON

CIM

CIM RACR

CIM Real Assets & Credit Fund | 2020 Annual Report

Important Notice Regarding Electronic Delivery

Beginning in 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for CIM Real Assets & Credit Fund (the “Fund”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Fund issued prior to 2022, you may elect to receive such reports and other communications electronically. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (323) 860-4900 or on our website at https://www.cimgroup.com/ investment-platforms/credit/racr.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports in 2022. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (323) 860-4900 or on our website at https://www.cimgroup.com/investment-platforms/credit/racr. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

CIM Real Assets & Credit Fund	Shareholder Letter

September 30, 2020 (Unaudited)

Dear Shareholder,

We are pleased to provide you with the 2020 annual report for CIM Real Assets & Credit Fund (“we,” “us,” “our,” “CIM RACR” or the “Fund”). CIM RACR is a continuously-offered closed-end interval fund registered under the Investment Company Act of 1940, as amended, that launched its offering on May 4, 2020. The Fund seeks to invest in real assets (both debt and equity) and corporate credit.

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. The Fund seeks to provide individuals with the opportunity to be exposed to a mix of institutional-quality real assets and credit instruments.

We believe CIM RACR is a highly differentiated fund that offers several compelling features for our shareholders:

Innovative Structure. The Fund seeks to provide investors with exposure to proprietary transactions alongside large, sophisticated institutions that otherwise may not be available to retail investors and may have very high investment minimums. The Fund also intends to continue to allocate capital to liquid asset classes, allowing the Fund to provide shareholders with partial liquidity on a quarterly basis.

The innovative structure allows CIM RACR to directly invest in real estate through a wholly-owned REIT subsidiary.

Alignment. To promote further alignment with other funds managed by CIM Group, LLC (“CIM”) and its affiliates, the Fund has obtained exemptive relief from the Securities and Exchange Commission that allows it to co-invest alongside funds managed by affiliates of CIM, an affiliate of CIM Capital IC Management, LLC, the Fund’s investment adviser, and OFS Capital Management, LLC (“OFS”), an affiliate of CIM and the Fund’s investment sub-adviser, in accordance with the conditions specified in the exemptive relief. CIM is a vertically-integrated owner and operator of real assets for its own account and on behalf of its partners and co-investors seeking exposure to real assets and associated credit strategies with a principal focus on metropolitan areas across the Americas. Since inception, CIM, on behalf of itself and over 170+ institutional partners and co-investors, has operated over 245 discretionary real estate and real estate-related equity, debt and infrastructure holdings. As of June 30, 2020, CIM has owned and operated approximately $28.4 billion of assets* across its products and has deployed capital in over 245 discretionary real assets for its Principals, partners and co-investors, which include U.S. and Non-U.S. public and corporate pension funds, endowments and foundations, sovereign wealth funds and other institutional and private partners and co-investors since 2000. CIM has over 1,000 employees and more than 575 professionals and 10 corporate offices worldwide. OFS is a full-service provider of capital and levered financial solutions with $2.2 billion in assets under management as of September 30, 2020 with a focus on middle market lending, broadly syndicated loans and structured credit. OFS serves as the investment adviser to business development companies; registered closed-end funds; separately managed, proprietary and sub-advised accounts; and as collateral manager to various collateralized loan obligations.

To further promote alignment, CIM and its affiliates have committed to invest $20 million to the Fund and intends to fund this investment alongside new shareholders.

Balanced Portfolio. The Fund seeks to provide investors with exposure to complementary asset classes--real assets and debt. CIM RACR’s target asset mix seeks to leverage CIM’s and OFS’ insight across asset classes and strategies to identify the best opportunities for CIM RACR’s portfolio. CIM has a research-focused approach and leverages its vertically integrated team to conduct a detailed underwriting on each potential investment to understand the return profile under different scenarios and risks of the investment.

Portfolio & Outlook

When the Fund initially launched, there was a significant opportunity for investment in more liquid asset classes due to market dislocation resulting from the global COVID-19 pandemic. As a result, the Fund has invested a significant percentage of the proceeds from its offering to date in these asset classes, including broadly syndicated loans and rated debt tranches of collateralized loan obligations. RACR also has investments in Collateralized Mortgage-Backed Securities. While opportunities in these asset classes remain, the Fund intends to increase its exposure to direct real estate equity, directly originated real estate debt and directly originated middle market corporate loans, areas in which asset prices tend to be less efficient and in which CIM can leverage its large scale platform to find investment opportunities.

Distributions

On September 28, 2020, CIM RACR announced that its Board of Trustees had declared a monthly cash dividend of $0.126 per common share for each of October, November and December 2020, representing an annual dividend rate of 6.0% of NAV (as of September 22, 2020) per common share.** The table below provides a summary of dividend payments since inception.

Annual Report | September 30, 2020	1

CIM Real Assets & Credit Fund	Shareholder Letter

September 30, 2020 (Unaudited)

Record Date	Payment Date	Dividend Per Share
June 1, 2020	June 3, 2020	$0.125
July 1, 2020	July 6, 2020	$0.125
August 3, 2020	August 5, 2020	$0.125
September 1, 2020	September 3, 2020	$0.125
October 1, 2020	October 5, 2020	$0.125
November 2, 2020	November 4, 2020	$0.126
December 1, 2020	December 3, 2020	$0.126
January 4, 2021	January 6, 2021	$0.126

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship in the years to come.

Sincerely,

David Thompson

Chief Executive Officer

*	Assets Owned and Operated (“AOO”) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.

**	Represents the annualized distribution rate on or about the day that dividend is declared for the relevant quarter (i.e., an annualized distribution rate based on the amount declared divided by the NAV of the fund on or about the day of declaration). Therefore, the actual annualized distribution rate for any particular day during the quarter may be higher or lower, depending on the NAV on that day. There is no guarantee that the Fund will continue to make distributions at the same rate. Our distributions may exceed our earnings, so all or a portion of the distributions described in the table may be characterized as a return of capital for U.S. federal income tax purposes. Any such distributions should not be confused with yield or income.

Forward-Looking Statements

Statements in this letter regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating management’s belief that CIM RACR will benefit from CIM Group’s combined real assets, credit and transaction experience and deal-sourcing capabilities; the composition of CIM RACR’s portfolio of real assets and corporate credit assets and the potential benefits to investors, which may not be realized; opportunities for individuals to invest alongside institutional partners, and whether those opportunities will align the interests among sponsors, partners and shareholders; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy, as well as those risks, uncertainties and factors referred to in CIM RACR’s Prospectus filed with the SEC on April 30, 2020 under the section “Risks” as well as other documents that may be filed by CIM RACR from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. CIM RACR is providing the information in this letter as of this date and assumes no obligations to update the information included in this letter or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CIM Real Assets & Credit Fund	Schedule of Investments

September 30, 2020

	Maturity Date	Rate	Principal	Value
Bank Loans (58.31%)(a)
Basic Materials (1.73%)
Axalta Coating Systems US Holdings, Inc., First Lien B-3 Dollar Term Loan	06/01/2024	3M US L + 1.75%	$124,270	$121,630

Communications (6.19%)
Connect Finco SARL, First Lien Initial Term Loan	12/11/2026	1M US L + 4.50%	248,750	241,755
LogMeIn, Inc., First Lien Initial Term Loan	08/31/2027	3M US L + 4.75%	200,000	193,688
Total Communications				435,443

Consumer, Cyclical (5.45%)
1011778 BC ULC, First Lien B-4 Term Loan	11/19/2026	1M US L + 1.75%	198,997	191,245
Aramark Services, Inc., First Lien U.S. B-3 Term Loan	03/11/2025	1M US L + 1.75%	200,000	192,000
Total Consumer, Cyclical				383,245

Consumer, Non-cyclical (8.09%)
Bausch Health Americas, Inc., First Lien Initial Term Loan	06/02/2025	1M US L + 3.00%	185,755	182,427
Sunshine Luxembourg VII Sarl, First Lien Facility B1 Term Loan	09/25/2026	3M US L + 4.25%	199,497	198,766
United Natural Foods, Inc., First Lien Initial Term Loan	10/22/2025	1M US L + 4.25%	191,878	187,666
Total Consumer, Non-cyclical				568,859

Financial (11.10%)
Asurion LLC, First Lien New B-7 Term Loan	11/03/2024	1M US L + 3.00%	198,982	195,957
Blackhawk Network Holdings, Inc., First Lien Term Loan	06/15/2025	1M US L + 3.00%	198,982	188,318
BroadStreet Partners, Inc., First Lien Tranche B-1 Term Loan	01/27/2027	1M US L + 3.75%	199,500	198,004
Ryan Specialty Group LLC, First Lien Initial Term Loan	07/23/2027	1M US L + 3.25%	200,000	198,500
Total Financial				780,779

Industrial (9.58%)
Flex Acquisition Co., Inc., First Lien Initial Term Loan	12/29/2023	3M US L + 3.00%	192,664	188,872
Plaze, Inc., First Lien 2020-1 Additional Term Loan	08/03/2026	1M US L + 4.25%	300,000	296,250
TransDigm, Inc., First Lien Tranche E Refinancing Term Loan	05/30/2025	1M US L + 2.25%	198,997	188,501
Total Industrial				673,623

Technology (16.17%)
AppLovin Corp., First Lien Initial Term Loan	08/15/2025	1M US L + 3.50%	198,987	196,699
Cornerstone OnDemand, Inc., First Lien Term Loan	04/22/2027	1M US L + 4.25%	200,000	199,917
MA FinanceCo LLC, First Lien Tranche B-4 Term Loan	06/05/2025	3M US L + 4.25%	250,000	249,269
Milano Acquisition Corp., First Lien B Term Loan(b)	08/17/2027	L + 4.00%	300,000	297,563
Xperi Holding Corp., First Lien Initial B Term Loan	06/01/2025	1M US L + 4.00%	197,500	192,974
Total Technology				1,136,422

TOTAL BANK LOANS (Cost $4,046,666)				4,100,001

See Notes to Financial Statements.

Annual Report | September 30, 2020	3

CIM Real Assets & Credit Fund	Schedule of Investments

September 30, 2020

	Maturity Date	Rate	Principal	Value
Collateralized Loan Obligations (10.22%)(a)
Asset Backed Securities (10.22%)
Monroe Capital Mml Clo X, Ltd., Class E(c)	08/20/2031	3M US L + 8.85%	$325,000	$309,948
Park Avenue Institutional Advisers CLO, Ltd. 2017-1, Class D(c)	11/14/2029	3M US L + 6.22%	50,000	46,324
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	362,489
Total Asset Backed Securities				718,761

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $678,455)				718,761

Commercial Mortgage-Backed Securities (11.57%)
Health Care (11.57%)
TWO VA Repack Trust Class B-2, Series B2(d)(e)	11/15/2033	0.00%	1,811,000	565,937
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(c)(d)	03/15/2034	12.997%	196,811	247,647
Total Health Care				813,584

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $802,661)				813,584

TOTAL INVESTMENTS 80.10% (Cost $5,527,782)				$5,632,346

Other Assets In Excess Of Liabilities 19.90%				1,399,171

NET ASSETS (100.00%)				$7,031,517

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	All or a portion of this position has not settled as of September 30, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $966,408, which represented approximately 13.74% of net assets as of September 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	Fair value of this security was determined using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.
(e)	Zero coupon bond.

We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%

3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

See Notes to Financial Statements.

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CIM Real Assets & Credit Fund	Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments, at value (Cost $5,527,782)	$5,632,346
Cash	1,619,260
Deferred offering costs, net of accumulated amortization of $557,905 as of September 30, 2020	812,336
Receivable for shares sold	69,976
Interest receivable	25,999
Prepaid expenses and other assets	77,919
Total Assets	8,237,836
LIABILITIES
Payable for investments purchased	298,125
Due to Adviser	417,347
Professional fees payable	350,035
Administration fees payable (Note 3)	134,101
Transfer agency fees payable (Note 3)	609
Distribution fees payable (Note 3)	366
Shareholder servicing fees payable (Note 3)	157
Accrued expenses and other liabilities	5,579
Total Liabilities	1,206,319
NET ASSETS	$7,031,517
NET ASSETS CONSIST OF
Paid-in capital	$6,987,732
Total distributable earnings	43,785
NET ASSETS	$7,031,517
PRICING OF SHARES
Class A
Net assets	$100,637
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	4,000
Net asset value	$25.16
Maximum offering price per share (Maximum sales load of 5.75%)	$26.69
Class C
Net assets	$571,501
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	22,786
Net asset value(a)	$25.08
Maximum offering price per share	$25.08
Class I
Net assets	$6,258,846
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	248,515
Net asset value	$25.18
Maximum offering price per share	$25.18
Class L
Net assets	$100,533
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	4,000
Net asset value	$25.13
Maximum offering price per share (Maximum sales load of 4.25%)	$26.25

(a)	Subject to early-withdrawal charge. Redemption price varies based on length of time held (Note 2).

See Notes to Financial Statements.

Annual Report | September 30, 2020	5

CIM Real Assets & Credit Fund	Statement of Operations

For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020

For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
INVESTMENT INCOME
Interest Income	$71,008
Total Investment Income	71,008

EXPENSES
Investment advisory fees (Note 3)	34,727
Administration fees (Note 3)	169,921
Transfer agency fees (Note 3)	4,226
Shareholder servicing fees (Note 3)
Class A	102
Class C	222
Class L	102
Distribution fees (Note 3):
Class C	667
Class L	102
Networking fees
Class I	45
Offering cost amortization (Note 2)	557,905
Professional fees	422,874
Trustees' fees (Note 3)	61,487
Insurance fees	41,000
Printing fees	12,867
Custody fees	4,238
State registration fees	1,387
Other expenses	47,187
Total Expenses	1,359,059
Expenses reimbursed by Adviser (Note 3)	(1,305,720)
Advisory fees waived (Note 3)	(34,727)
Net Expenses	18,612
Net Investment Income	52,396
Net realized gain on investments	484
Net change in unrealized appreciation on investments	104,564
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	105,048
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,444

See Notes to Financial Statements.

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CIM Real Assets & Credit Fund	Statement of Changes in Net Assets

For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
OPERATIONS
Net investment income	$52,396
Net realized gain on investments	484
Net change in unrealized appreciation on investments	104,564
Net Increase in Net Assets Resulting from Operations	157,444
DISTRIBUTIONS TO SHAREHOLDERS
Class A
From distributable earnings	(2,000)
Class C
From distributable earnings	(4,344)
Class I
From distributable earnings	(105,315)
Class L
From distributable earnings	(2,000)
Net Decrease in Net Assets from Distributions to Shareholders	(113,659)
BENEFICIAL INTEREST TRANSACTIONS
Class A
Shares sold	100,000
Shares redeemed	–
Class C
Shares sold	569,239
Distributions reinvested	764
Shares redeemed, net of redemption fees (Note 2)	–
Class I
Shares sold	6,113,530
Distributions reinvested	4,199
Shares redeemed	–
Class L
Shares sold	100,000
Shares redeemed	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	6,887,732
Net increase in net assets	6,931,517

NET ASSETS
Beginning of period	100,000
End of period	$7,031,517

See Notes to Financial Statements.

Annual Report | September 30, 2020	7

CIM Real Assets & Credit Fund	Statement of Changes in Net Assets

For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES
Class A
Beginning shares	–
Shares sold	4,000
Net increase in shares outstanding	4,000
Ending shares	4,000
Class C
Beginning shares	–
Shares sold	22,755
Distributions reinvested	31
Net increase in shares outstanding	22,786
Ending shares	22,786
Class I
Beginning shares	4,000
Shares sold	244,347
Distributions reinvested	168
Net increase in shares outstanding	244,515
Ending shares	248,515
Class L
Beginning shares	–
Shares sold	4,000
Net increase in shares outstanding	4,000
Ending shares	4,000

See Notes to Financial Statements.

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CIM Real Assets & Credit Fund	Statement of Cash Flows

For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$157,444
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments	(5,242,239)
Proceeds from sale of investments	26,961
Net realized gain/loss on investments	(484)
Net change in unrealized appreciation/depreciation on investments	(104,564)
Accretion and amortization of discounts and premiums, net	(13,895)
(Increase)/Decrease in Assets:
Deferred offering costs	(812,336)
Interest receivable	(25,999)
Prepaid expenses and other assets	(77,919)
Increase/(Decrease) in Liabilities:
Due to Adviser	417,347
Professional fees payable	350,035
Administration fees payable	134,101
Transfer agency fees payable	609
Distribution fees payable	366
Shareholder servicing fees payable	157
Accrued expenses and other liabilities	5,579
Net cash used in operating activities	(5,184,837)

Cash Flows from Financing Activities:
Proceeds from shares sold	6,812,793
Cash distributions paid	(108,696)
Net cash provided by financing activities	6,704,097

Net Change in Cash	1,519,260

Cash, beginning of period	$100,000
Cash, end of period	$1,619,260

Non-cash financing activities herein consist of reinvestment of distributions of:	$4,963

See Notes to Financial Statements.

Annual Report | September 30, 2020	9

CIM Real Assets & Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class A	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.20
Net realized and unrealized gain	0.46
Total from investment operations	0.66

DISTRIBUTIONS
From net investment income	(0.50)
Total distributions	(0.50)

Net increase in net asset value	0.16
Net asset value, end of period	$25.16
TOTAL RETURN(b)	2.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	45.26	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.00	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	1.94	%(d)
Portfolio turnover rate	1	%(e)

(a)	Calculated using the average shares method.

(b)	"Total returns are calculated based on the May 5, 2020 commencement date for the Fund's offering, and have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares."

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

See Notes to Financial Statements.

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CIM Real Assets & Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class C	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.22
Net realized and unrealized gain	0.36
Total from investment operations	0.58

DISTRIBUTIONS
From net investment income	(0.50)
Total distributions	(0.50)

Net increase in net asset value	0.08
Net asset value, end of period	$25.08
TOTAL RETURN(b)	2.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$572

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	44.33	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.75	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	2.20	%(d)
Portfolio turnover rate	1	%(e)

(a)	Calculated using the average shares method.

(b)	"Total returns are calculated based on the May 5, 2020 commencement date for the Fund's offering and have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares."

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	11

CIM Real Assets & Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class I	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.23
Net realized and unrealized gain	0.45
Total from investment operations	0.68

DISTRIBUTIONS
From net investment income	(0.50)
Total distributions	(0.50)

Net increase in net asset value	0.18
Net asset value, end of period	$25.18
TOTAL RETURN(b)	2.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$6,259

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	44.53	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	2.29	%(d)
Portfolio turnover rate	1	%(e)

(a)	Calculated using the average shares method.

(b)	"Total returns are calculated based on the May 5, 2020 commencement date for the Fund's offering and have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares."

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

See Notes to Financial Statements.

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CIM Real Assets & Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Class L	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.17
Net realized and unrealized gain	0.46
Total from investment operations	0.63

DISTRIBUTIONS
From net investment income	(0.50)
Total distributions	(0.50)

Net increase in net asset value	0.13
Net asset value, end of period	$25.13
TOTAL RETURN(b)	2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	45.51	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	1.68	%(d)
Portfolio turnover rate	1	%(e)

(a)	Calculated using the average shares method.

(b)	"Total returns are calculated based on the May 5, 2020 commencement date for the Fund's offering, and have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares."

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2020	13

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

NOTE 1 — ORGANIZATION AND REGISTRATION

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that will be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”) managed by the CIM Sub-Adviser, (2) publicly traded REITs and nonaffiliated private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will consist of real assets in densely populated qualified communities throughout the United States.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 of Class I Common Shares (the “Class I Shares”) of beneficial interest at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares (the “Class L Shares”) at a price of $25.00 per share. The Adviser and its affiliates own shares in the Fund representing 73% of the NAV as of September 30, 2020.

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. IC-33630 (Sep. 23, 2019) (notice))

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CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s Managed Assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s Managed Assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s valuation policy and procedures, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s board of trustees (the “Board”) has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Fund’s valuation committee. On a quarterly basis, or more frequently if necessary, the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation policies and procedures.

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund’s assumptions about the pricing of an asset or liability.

Annual Report | September 30, 2020	15

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$4,100,001	$–	$4,100,001
Collateralized Loan Obligations	–	718,761	–	718,761
Commercial Mortgage-Backed Securities	–	–	813,584	813,584
Total	$–	$4,818,762	$813,584	$5,632,346

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of May 5, 2020	Accrued Discount/ Premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2020
Commercial Mortgage-Backed Securities	$–	$6,336	$–	$(437)	$10,923	$798,518	$(1,756)	$–	$–	$813,584	$10,923
Total	$–	$6,336	$–	$(437)	$10,923	$798,518	$(1,756)	$–	$–	$813,584	$10,923

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2020 are as follows:

				Range of Inputs
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Commercial Mortgage-Backed Securities	$247,647	Discounted Cash Flow	Discount Rate	8.26%	9.26%	8.76%
Commercial Mortgage-Backed Securities	565,937	Discounted Cash Flow	Discount Rate	18.91%	19.91%	19.41%
Total	$813,584

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Cash

The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the period from May 5, 2020 through September 30, 2020, the amount on deposit exceeded the FDIC limit and subjected the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Income Taxes

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

As of September 30, 2020 and during the period from May 5, 2020 through September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

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CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Investment Transactions and Investment Income

Security transactions and investment income security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund has and expects to continue to declare dividends quarterly and pay them out to shareholders monthly. Distributions from net realized capital gains, if any, are expected to be declared and paid annually and are recorded on the applicable ex-dividend date. The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into selling agreements with the ALPS Distributors, Inc. (the “Distributor”), may receive a commission of up to 1.0% of the purchase price of Class C Shares. Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the repurchase request. If no such notification is received, the Fund reserves the right to reject the request for a waiver.

Organizational Expenses

Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. Organizational expenses of $440,015 were expensed as they were incurred prior to May 5th and are subject to recoupment pursuant to the Expense Limitation Agreement (defined below), as described in Note 3 — Investment Advisory, Related Parties and Other Agreements.

Offering Costs

Offering costs incurred by the Fund of $1,370,241 were treated as deferred charges until operations commenced and are currently being amortized over a 12-month period using the straight-line method. During the period from May 5, 2020 through September 30, 2020, $557,905 in offering costs were amortized. Unamortized amounts are included in deferred offering costs in the Statement of Assets and Liabilities. All costs incurred by the Fund are subject to recoupment pursuant to the Expense Limitation Agreement (defined below), as described in Note 3 — Investment Advisory, Related Parties and Other Agreements.

Annual Report | September 30, 2020	17

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

NOTE 3 — INVESTMENT ADVISORY, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory and Sub-Advisory Agreements

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Investment Advisory Agreement”).

Pursuant to the Investment Advisory Agreement that the Fund has entered into with the Adviser, and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components - the Management Fee and the Incentive Fee (each as defined below). Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the CIM Sub-Adviser (the “CIM Investment Sub-Advisory Agreement”), the Adviser pays the CIM Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all investments in Real Assets identified and sourced by the CIM Sub-Adviser. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the OFS Sub-Adviser (the “OFS Investment Sub-Advisory Agreement”), the Adviser pays the OFS Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all Credit and Credit-Related Investments and CMBS identified and sourced by the Sub-Adviser. The Adviser pays the Sub-Advisers a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser (the “Quarterly Sub-Adviser Fee”). The Quarterly Sub-Adviser Fee is allocated between CIM Sub-Adviser and OFS Sub-Adviser based on the proportionate share of shareholders’ equity that is invested in Real Assets and Credit and Credit-Related Investments, respectively. The Sub-Advisers’ fees are paid by the Adviser out of the fee the Adviser receives from the Fund, and do not otherwise impact the Fund’s expenses.

Management Fee

The Management Fee is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears. The Adviser has permanently waived its right to receive the Management Fee through April 30, 2021 (during the first 12 months after the effectiveness of the registration statement). During the period from May 5, 2020 through September 30, 2020, $34,727 in Management Fees were waived by the Adviser. These waived Management Fees are not eligible for recoupment by the Adviser.

Incentive Fee

The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of its “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.50% of the NAV (the “Hurdle Rate”) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

●	No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.50%;

●	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.875% in any calendar quarter is payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Hurdle Rate but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.875% of our NAV in any calendar quarter; and

●	20% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the Hurdle Rate is reached and the catch-up is achieved (20% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

For the period from May 5, 2020 through September 30, 2020, there was no incentive fee incurred.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding the incentive fee, the management fee, the service fee, fees and expenses associated with property management, development management and leasing brokerage services for real properties owned by the REIT Subsidiary, the distribution fee, dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund), brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Fund’s Board. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of the registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

18	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

During the period from May 5, 2020 through September 30, 2020, the Adviser waived fees and reimbursed expenses of $1,305,720.

As of September 30, 2020, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Expenses waived or reimbursed as of May 4, 2020(1)	Expenses waived or reimbursed in period from May 5, 2020 through September 30, 2020
Subject to repayment until maximum expiration date of May 4, 2024	Subject to repayment until maximum expiration date of September 30, 2023
$440,015	$1,305,720

(1)	The Fund commenced operations on May 5, 2020. Amount reflects remaining repayment related to reimbursement of organization and offering expenses incurred as of May 4, 2020.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. (“AFS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the Fund’s NAV per class of Common Shares, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a distribution agreement with the Distributor, an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a distribution and shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund (the “Distribution and Shareholder Servicing Plan”). Under the Distribution and Shareholder Servicing Plan, the Fund pays the Distributor (i) a distribution fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively, and (ii) a Servicing Fee that is paid monthly and that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the Class C Shares, Class A Shares and Class L Shares, respectively. For the period from May 5, 2020 through September 30, 2020, Class C Shares, Class A Shares and Class L Shares incurred shareholder servicing fees of $222, $102 and $102, respectively. For the period from May 5, 2020 through September 30, 2020, Class C Shares and Class L Shares and distribution fees of $667 and $102, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the period from May 5, 2020 through September 30, 2020, no fees were retained by the Distributor.

Transfer Agency Fees and Expenses

DST Systems, Inc. (“DST”), an affiliate of AFS, serves as the transfer agent for the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund, and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, N.A. serves as the custodian of the Fund and receives customary fees from the Fund for such services.

Officer and Trustee Compensation

Each independent trustee receives an annual cash retainer of $50,000, as well as reimbursement for any reasonable expenses incurred attending meetings.

Annual Report | September 30, 2020	19

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

David Thompson has been a trustee of the Fund since January 2019 and Chief Executive Officer of the Fund since August 2019. Bilal Rashid has been a trustee of the Fund since August 2019. Mr. Thompson and Mr. Rashid both serve in officer roles at affiliates of the Fund, and are not paid by the Fund for serving as interested trustees.

NOTE 4 — INVESTMENT TRANSACTIONS

Investment transactions for period from May 5, 2020 through September 30, 2020 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$5,540,364	$26,961

NOTE 5 — TAX BASIS INFORMATION

While our fiscal year end for financial reporting purposes is September 30 of each year, our tax year end is April 30 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.

For the April 30, 2020 tax year end, we were treated as a corporation for US tax purposes. We intend to make an election effective on May 1, 2020 to be treated as a regulated investment company for US tax purposes. There were no distributions for the April 30, 2020 tax year end.

For the tax year ending April 30, 2021, the tax character of dividends paid to stockholders from May 1, 2020 through September 30, 2020 is expected to be $113,659 of ordinary income; however, due to the difference between our fiscal and tax year ends, the final determination of the tax character of dividends between ordinary income, capital gains, and return of capital will not be made until we file our tax return for the tax year ending April 30, 2021.

As of September 30, 2020, the cost basis of investments for tax purposes was $5,527,782 resulting in an estimated net unrealized gain of $104,564. As of September 30, 2020, the gross unrealized gains and losses were $106,903 and ($2,339), respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of September 30, 2020 was calculated based on the book cost of investments as of September 30, 2020 with estimated cumulative book-to-tax adjustments for investments through September 30, 2020.

NOTE 6 — REPURCHASE OFFERS

The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, it may not be changed without shareholder approval. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each “Repurchase Pricing Date”). The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date. For the period from May 5, 2020 through September 30, 2020, the Fund did not repurchase any shares.

NOTE 7 — RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Please see below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

COVID-19 Risk

Periods of market volatility may continue to occur in response to pandemics or other events outside of the Fund’s control. These types of events could adversely affect the Fund’s operating results. For example, in November 2019, a novel strain of coronavirus surfaced in Wuhan, China and has since spread and continues to spread globally (including in the United States). This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby, including a recession and a steep increase in unemployment in the United States.

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CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

This outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of shelter-in-place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market.

While several countries, as well as certain states in the United States, have begun to lift public health restrictions with the view to reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Health advisors warn that recurring COVID-19 outbreaks will continue if reopening is pursued too soon or in the wrong manner, which may lead to the re-introduction or continuation of certain public health restrictions (such as instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues). Any potential impact to our results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration, severity or potential worsening of the COVID-19 pandemic and the actions taken by authorities and other entities to contain the COVID-19 pandemic or treat its impact, all of which are beyond the Fund’s control.

This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Fund and returns to the Fund, among other things. It is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on us and our portfolio companies. Any potential impact to the Fund’s results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact, all of which are beyond the Fund’s control. These potential impacts, while uncertain, could adversely affect the Fund and its portfolio companies’ operating results.

If the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, loan non-accruals, problem assets, and bankruptcies may increase. In addition, collateral for the Fund’s loans may decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to the Fund. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income which would have a material adverse effect on the Fund’s business, financial condition or results of operations.

Real Estate Industry Risk

The Fund will invest a substantial portion of its assets in Real Assets within the United States, which includes real estate-related securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses including property taxes and; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing (ix) changes in interest rates and (x) changes in availability of leverage on loans for or secured by real estate. Changes in federal tax laws which are being debated or pending as of the date of this prospectus may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Collateralized Mortgage-Backed Securities Risk

Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, collateralized mortgage-backed securities (“CMBS”) are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.

Annual Report | September 30, 2020	21

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

The Fund may invest in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.

The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Broadly Syndicated Loans Risk

The broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”) in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Broadly Syndicated Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.

There may be less readily available information about most Broadly Syndicated Loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended, and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the OFS Sub-Adviser will rely most often on their own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the OFS Sub-Adviser.

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CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.

The Fund will acquire Broadly Syndicated Loans through assignments and through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation; and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions”. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Broadly Syndicated Loan.

Valuation Risk

Where possible, the Fund utilizes independent pricing services approved by the Board to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Fund values these investments at fair value as determined in good faith pursuant to valuation policies and procedures adopted by the Board. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per each class of Common Shares could be adversely affected if the Fund’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.

Liquidity Risk

The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.

Annual Report | September 30, 2020	23

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Each Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk

Credit risk is the risk that one or more loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

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CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Leverage Risk

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund intends to utilize leverage principally through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on Borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Cyber-Security Risk and Identity Theft Risks

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Advisers’ information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Advisers have implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisers and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Advisers’, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Advisers. Such a failure could harm the Advisers’ and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

Annual Report | September 30, 2020	25

CIM Real Assets & Credit Fund	Notes to Financial Statements

September 30, 2020

A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.

Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects its data, resulting in increased costs and other consequences as described above.

The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to the COVID-19 pandemic, which are obstructing the regular functioning of business workforces (including requiring some employees to work from external locations and their homes). Accordingly, the risks described above may be heightened under current conditions.

NOTE 8 — SUBSEQUENT EVENTS

Subsequent events after the date of the Financial Statements have been evaluated through the date the financial statements were available to be issued.

The Fund completed a quarterly repurchase offer on October 15, 2020, which resulted in 199 Fund Class I Shares being repurchased for $5,013.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

26	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CIM Real Assets & Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CIM Real Assets & Credit Fund (the “Fund”) as of September 30, 2020, the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period May 5, 2020 (commencement of operations) through September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period May 5, 2020 (commencement of operations) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 25, 2020

We have served as the auditor of one or more investment companies in CIM Group Investment Company Complex since 2019.

Annual Report | September 30, 2020	27

CIM Real Assets & Credit Fund	Additional Information

September 30, 2020 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

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CIM Real Assets & Credit Fund	Board Considerations Regarding Approval of Advisory and Sub-Advisory Agreements

September 30, 2020 (Unaudited)

At in-person meetings held on August 29, 2019 and October 24, 2019, (the “Meetings”) the Board, including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), of the Fund unanimously approved the following agreements: Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Fund and CIM Capital IC Management, LLC (the “Adviser”), the Investment Sub-Advisory Agreement (the “OFS Sub-Advisory Agreement”) by and between the Fund and OFS Capital Management, LLC (the “OFS Sub-Adviser”) and a proposed Investment Sub-Advisory Agreement (the “CIM Sub-Advisory Agreement”) by and between the Fund and CIM Capital SA Management, LLC (the “CIM Sub-Adviser” and, together with the OFS Sub-Adviser and the Adviser, the “Advisers”) (collectively, the “Agreements”).

At the Meetings, the Board met in-person to evaluate information furnished by the Adviser and Sub-Advisers in connection with the approval of the Agreements. At the Meetings and throughout the process of considering the Agreements, the Trustees, including all of the Independent Trustees, were advised by legal counsel to the Fund.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. In its deliberations, the Board did not identify any single factor as being determinative or assign relative weights to any single factor. Rather, the Board’s approvals were based on each Trustee’s business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed by each Adviser, fees payable to each Adviser and such other matters as the Trustees considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed below.

Investment Advisory Agreement. At the Meetings, the Board considered the Investment Advisory Agreement in light of each of the requirements deemed applicable to determinations under Section 15 of the 1940 Act, including, among other things, the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser; the investment performance of individuals affiliated with the Fund and the Adviser; comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives; the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives; any existing and potential sources of indirect income to the Adviser from its relationships with the Fund and the profitability of those relationships; information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; the organizational capability and financial condition of the Adviser and its affiliates; the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser; and the possibility of obtaining similar services from other third party service providers or through an internally managed structure. The Board considered the anticipated costs of the services to be provided by the Adviser and the anticipated profits to be realized by the Adviser and its affiliates from its relationship with the Fund, including serving as the co-administrator. The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether the fees payable under the Investment Advisory Agreement reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the fee structures of comparable externally managed registered management investment companies that invest in similar securities. Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Trustees, determined that approval of the Investment Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by the Fund thereunder, is in the best interests of the Fund and its shareholders and is reasonable in relation to the services provided by the Adviser.

OFS Sub-Advisory Agreement. At the Meetings, the Board reviewed and considered the OFS Sub-Advisory Agreement in light of each of the requirements deemed applicable to determinations under Section 15 of the 1940 Act, including, among other things, the nature, quality and extent of the advisory and other services to be provided to the Fund by the OFS Sub-Adviser; the investment performance of individuals affiliated with the Fund and the OFS Sub-Adviser; comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives; the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives; any existing and potential sources of indirect income to the OFS Sub-Adviser from its relationships with the Fund and the profitability of those relationships; information about the services to be performed and the personnel performing such services under the OFS Sub-Advisory Agreement; the organizational capability and financial condition of the OFS Sub-Adviser and its affiliates; the OFS Sub-Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the OFS Sub-Adviser; and the possibility of obtaining similar services from other third party service providers or through an internally managed structure. The Board considered the anticipated costs of the services to be provided by the OFS Sub-Adviser and the anticipated profits to be realized by the OFS Sub-Adviser and any affiliates from its relationship with the Fund. The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether the fees payable under the OFS Sub-Advisory Agreement reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the fee structures of comparable externally managed registered management investment companies that invest in similar securities. Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Trustees, determined that approval of the OFS Sub-Advisory Agreement, including the management fees and other amounts payable by the Fund thereunder, is in the best interests of the Fund and its shareholders and is reasonable in relation to the services provided by the OFS Sub-Adviser.

Annual Report | September 30, 2020	29

CIM Real Assets & Credit Fund	Board Considerations Regarding Approval of Advisory and Sub-Advisory Agreements

September 30, 2020 (Unaudited)

CIM Sub-Advisory Agreement. At the Meetings, the Board reviewed and considered the CIM Sub-Advisory Agreement in light of each of the requirements deemed applicable to determinations under Section 15 of the 1940 Act, including, among other things, the nature, quality and extent of the advisory and other services to be provided to the Fund by the CIM Sub-Adviser; the investment performance of individuals affiliated with the Fund and the CIM Sub-Adviser; comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives; the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives; any existing and potential sources of indirect income to the Sub-Adviser from its relationships with the Fund and the profitability of those relationships; information about the services to be performed and the personnel performing such services under the CIM Sub-Advisory Agreement; the organizational capability and financial condition of the Sub-Adviser and its affiliates; the CIM Sub-Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the CIM Sub-Adviser; and the possibility of obtaining similar services from other third party service providers or through an internally managed structure. The Board considered the anticipated costs of the services to be provided by the CIM Sub-Adviser and the anticipated profits to be realized by the CIM Sub-Adviser and any affiliates from its relationship with the Fund. The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether the fees payable under the CIM Sub-Advisory Agreement reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the fee structures of comparable externally managed registered management investment companies that invest in similar securities. Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Trustees, determined that approval of the CIM Sub-Advisory Agreement, including the management fees and other amounts payable by the Fund thereunder, is in the best interests of the Fund and its shareholders and is reasonable in relation to the services provided by the CIM Sub-Adviser.

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CIM Real Assets & Credit Fund	Trustees and Officers

September 30, 2020 (Unaudited)

The Board is comprised of five trustees, including three independent trustees. The name, age and principal occupations for the past five years of the trustees and officers of the Fund are listed below. Additional information regarding the Fund's trustees is included in the Statement of Additional Information, which can be obtained, without charge, by calling (323) 860-7421.

INTERESTED TRUSTEES

The following Trustees are “interested persons” as defined in the 1940 Act (the “Interested Trustees”).

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
David Thompson Birth year: 1963	2019	Mr. Thompson is a Principal and Chief Financial Officer of CIM. As a Principal, Mr. Thompson serves on CIM’s Investment Committee. He has also been Chief Executive Officer of CIM Commercial Trust since March 2019. Previously, Mr. Thompson served as the Chief Financial Officer of CIM Commercial Trust from March 2014 to March 2019.	1	None
Bilal Rashid Birth year: 1971	2019	Mr. Rashid is President of the OFS Sub-Adviser and a member of the investment and executive committees of the OFS Sub -Adviser. Mr. Rashid also serves as Chairman of the Board, President and Chief Executive Officer of OFS Capital Corporation (Nasdaq: OFS), Hancock Park Corporate Income, Inc. and OFS Credit Company, Inc. (Nasdaq: OCCI), each of which is externally managed by OFS Capital Management.	3	OFS Capital Corporation and Hancock Park Corporate Income, Inc., each business development companies managed by the OFS Sub-Adviser, and OFS Credit Company, a registered investment company managed by the OFS Sub-Adviser.

INDEPENDENT TRUSTEES

The following Trustees are not “interested persons” as defined in the 1940 Act.

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Stephen O. Evans Birth year: 1945	2019	Mr. Evans has served as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), Inc. since July 2016, Since 2000, Mr. Evans has served as the president of Evans Realty Associates, a private real estate investment company.	1	Cole Office & Industrial REIT (CCIT III), Inc., a non-traded real estate investment trust managed by the Adviser
Carol (“Lili”) Lynton Birth year: 1961	2019	Since 1992, Ms. Lynton has been an operating partner for The Dinex Group, which operates Daniel Boulud branded restaurants, and which she co-founded. Ms. Lynton serves as the chief investment officer of HD American Trust, a family investment office she started in 1987.	1	El Pollo Loco Holdings, Inc. (NASDAQ: EPL)
Ashwin Ranganathan Birth year: 1969	2019	Mr. Ranganathan is the Founder and CEO of Sikander Capital, a multi-asset family office focused on equity, venture capital and real estate, which he started in 2013.	1	None

(1)	The Fund Complex includes the Fund, OFS Capital Corporation and OFS Credit Company.

The address for each trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Annual Report | September 30, 2020	31

CIM Real Assets & Credit Fund	Trustees and Officers

September 30, 2020 (Unaudited)

OFFICERS

Information on each of the Fund’s executive officers is provided below. The address for each executive officer is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nathan D. DeBacker Birth year: 1980	Chief Financial Officer and Treasurer	Since 2019	Mr. DeBacker is Senior Vice President of Finance & Accounting at CIM Group and has served as the Chief Financial Officer and Treasurer of each of the public, non-listed REITs sponsored and managed by CIM Group (and, prior to its acquisition by CIM Group, Cole Capital) since August 2016, and as the Chief Financial Officer of CCO Capital, CIM's FINRA registered broker-dealer, since February 2018. Since March 2019, he has also served as Chief Financial Officer of CIM Commercial Trust (Nasdaq: CMCT). From August 2016 to February 2018, Mr. DeBacker served as Senior Vice President and Chief Financial Officer, Cole REITs, of VEREIT. Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to individuals and business organizations, from May 2014 until August 2016. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, and, following the merger with VEREIT, most recently served as Vice President of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned a Bachelor of Science degree in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.
Stephen Altebrando Birth year: 1977	Vice President, Portfolio Oversight	Since 2019	Mr. Altebrando is Vice President, Portfolio Oversight at CIM Group and is responsible for overseeing the composition, operations and investment priorities of the Fund. Mr. Altebrando has led CIM Group’s equity capital markets since 2015, working across real estate and corporate credit strategies. Prior to joining CIM, he spent ten years as a senior research analyst covering the gaming, lodging and leisure sectors at Sidoti & Company, an institutional brokerage firm focused on small and mid cap U.S. equities. Prior to his role as a sell-side securities analyst, Mr. Altebrando spent six years working in various equity trading roles at Schwab Capital Markets, the online division of Donaldson, Lufkin and Jenrette and Brokerage America. Mr. Altebrando earned a Bachelor of Science degree in Finance from Villanova University and received an MBA in Finance & Business Economics from the Fordham Graduate School of Business & Economics.
Jordan Dembo Birth year: 1978	Secretary	Since 2020	Mr. Dembo is a Managing Director and Chief Legal Officer within CIM Group’s legal department. In this capacity, Mr. Dembo oversees fund formation, assists with corporate governance and compliance oversight, and provides general advice on other legal issues affecting CIM Group and its investments. Prior to joining CIM Group in November 2011, Mr. Dembo was a Senior Associate in the Real Estate Department for four years at the Los Angeles office of Katten Muchin Rosenman. Prior to that, from 2005 to 2007, Mr. Dembo was an Associate at Cox, Castle & Nicholson, LLP. Mr. Dembo holds a B.B.A. in Real Estate from the University of Wisconsin-Madison and received a J.D. from UCLA, graduating Order of the Coif. Mr. Dembo was named a rising star by Super Lawyers from 2009-2011.

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CIM Real Assets & Credit Fund	Trustees and Officers

September 30, 2020 (Unaudited)

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mukya S. Porter Birth year: 1974	Chief Compliance Officer	Since 2019	Ms. Porter is responsible for overseeing CIM’s compliance program and team of professionals. Prior to joining CIM, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management. Her experience also includes roles at Pacific Investment Management Company, Morgan Stanley Global Wealth Management and Morgan Stanley Investment Management. Ms. Porter earned a Bachelor of Science degree in Biology from Howard University and a Juris Doctor degree from the University of California, Berkeley School of Law.

(1)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Compensation of Trustees

The fees and expenses of the Trustees are paid by the Fund. Each Interested Trustee receives no compensation from the Fund. The Independent Trustees received from the Fund the amounts set forth below for the Fund’s fiscal year ended September 30, 2020.

Name of Trustee	Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
Independent Trustees:
Stephen O. Evans	$50,000	$50,000
Carol (“Lili”) Lynton	$50,000	$50,000
Ashwin Ranganathan	$50,000	$50,000
Interested Trustees:
David Thompson	$—	$—
Bilal Rashid	$—	$—

The Fund pays every Independent Trustee an annual cash retainer fee, determined based on the Fund’s net assets as of the end of each fiscal quarter. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 to $125 million	$50,000
$125 to $250 million	$75,000
> $250 million	$90,000

Quarterly Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. This information is also available free of charge by contacting the Fund by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (323) 860-7421 or on our website at https://www.cimgroup.com/investment-platforms/credit/racr.

Proxy Voting Records

Information regarding how the Adviser, or the Sub-Advisers, when applicable, voted proxies relating to the Fund’s portfolio securities is available: (1) without charge, upon request, by calling (323) 860-7421; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Adviser, or the Sub-Advisers, when applicable voted proxies with respect to the Companies portfolio securities during the most recent period ended June 30, 2020 can be obtained by making a written request for proxy voting information to: CIM Capital IC Management, LLC, 4700 Wilshire Boulevard, Los Angeles, CA, 90010.

Annual Report | September 30, 2020	33

CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2020 (Unaudited)

PRIVACY STATEMENT

CIM Group® (CIM®) and its affiliates are committed to maintaining the confidentiality of your personal and financial information. Your privacy is very important to us. The Data Privacy Notice below for Investors sets forth our policies with respect to personal information (“personal data”) about our investors and prospective and former investors. The Data Privacy Notice below for Investors applies to you if you are an investor in our funds, and it may be changed at any time, provided a notice of any material change is given to you. We will treat personal data you provide to us in accordance with the terms of the Data Privacy Notice that exists at the time you provide the personal information, or any other terms to which you consent with respect to that information.

We seek to safeguard your private information and, to that end, restrict access to the personal information we process about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to help protect your non-public personal information.

If you have any questions or complaints regarding our policies or practices regarding the treatment of your personal information, please contact us at 1-833-687-3621 or email us at privacy@ cimgroup.com. If you need access to this privacy policy in a different format for accessibility reasons, please contact us at privacy@cimgroup.com.

DATA PRIVACY NOTICE FOR INVESTORS

1. Why are you seeing this notice?

●	You have provided or may provide personal information – “personal data” – to us as part of your investment into a CIM investment opportunity (including alternative investments vehicles, parallel funds and/or feeder funds, the “Fund”).

●	We want you to understand how and why we use, store, disclose and otherwise process your information when you deal with us or our relevant affiliates.

●	This Data Privacy Notice also contains information about your rights in relation to your “personal data.”

Please read the information below carefully. It explains how and why personal data is processed by us.

2. Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund; (ii) the General Partner, (iii) the Managers, and (iv) CIM Group, LLC (“CIM” and together with the Fund, the General Partner and the Manager, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide (or have provided) us with your personal data, the Fund acts as a “data controller”. In simple terms, this means that:

●	we “control” the personal data that you have provided – including endeavoring to make sure that it is kept secure

●	we make certain decisions on how to use, disclose and protect your personal data – but only to the extent that we have informed you about the use or disclosure, or are otherwise permitted by law

3. What information do we collect about you?

The types of personal data we process, hold and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

●	name and contact details (including telephone number, email address and residential address)

●	date of birth

●	passport details and/or driver’s license details and/or other identification details

●	social security number, national insurance number or tax identification number

●	assets and investment experience

●	risk tolerance and transaction history

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2020 (Unaudited)

●	details about your investment activity or retirement portfolio(s)

●	bank accounts details including account balances, payments made with respect to the account, proceeds from the sale or redemption of property paid or credited to the account and details of bank accounts held at other institutions

●	details of assets held and the income generated with respect to such assets

●	other financial information include income, employment information details

●	commercial information, including records of personal property

●	education or other professional information

●	any other information required by applicable laws

The personal data collected about you help us to provide you with a better service and facilitate our business relations, and to carry out the purposes we identify in this Privacy Notice, or otherwise disclose to you.

●	We may combine personal data you provide, or have provided, to us with personal data that we have collected from (or about you) in some circumstances.

●	This will include information collected in an online or offline context.

4. Where do we obtain your personal data?

We collect, and have collected, information about you from a number of sources, including from you directly and from others. You consent to our collection of personal data from third parties as described in this section:

1.	Information that you give us

●	from the subscription agreement and any associated documentation that you completed when you subscribed for an investment.

●	when you provide, or provided, it to us in correspondence and conversations

●	when you have made / make transactions with respect to the Fund

●	when you purchase, or have purchased, securities from us and/ or tell us where to send money

2.	Information we obtain from others

●	publicly available and accessible directories and sources

●	bankruptcy registers

●	tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction

●	governmental and competent regulatory authorities to whom we have regulatory obligations

●	fraud prevention and detection agencies and organizations

●	third parties acting on your behalf, including business partners, advisers and attorneys

●	your employer

5. Why do we process your personal data?

We process your personal data for the following reasons:

1.	Contract

It is necessary to perform our contract with you to:

●	administer, manage and set up your investor account(s) to allow you to purchase your holding (of interests) in the Fund

●	meet the resulting contractual obligations we have to you

●	facilitate the continuation or termination of the contractual relationship between you and the Fund

●	facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Annual Report | September 30, 2020	35

CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2020 (Unaudited)

2.	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

●	undertake our client and investor due diligence, and on- boarding checks

●	carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

●	verify the identity and addresses of our investors (and, if applicable their beneficial owners)

●	comply with requests from regulatory, governmental, tax and law enforcement authorities

●	surveillance and investigation

●	carry out audit checks

●	maintain statutory registers

●	prevent and detect fraud

●	comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists

3.	Our legitimate interests

For our legitimate interests or those of a third party. Where legitimate interests are not a basis on which personal data may be processed, you consent to our processing your personal data for these purposes.

We process your personal data on this basis to:

●	manage and administer your holding of interests in the Fund, and any related accounts on an ongoing basis

●	assess and process any applications or requests made by you

●	open, maintain or close accounts in connection with your investment in, or redemption from, the Fund scheme

●	send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●	address or investigate any complaints, claims, proceedings or disputes

●	provide you with, and inform you about, our investment products and services

●	monitor and improve our relationships with investors

●	send direct marketing communications to you

●	comply with applicable regulatory obligations

●	manage our risk and operations

●	comply with our accounting and tax reporting requirements;

●	comply with our audit requirements

●	assist with internal compliance with our policies and process

●	ensure appropriate group management and governance

●	keep our internal records

●	prepare reports on incidents / accidents

●	protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●	analyze and manage commercial risks

●	seek professional advice, including legal advice

●	enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●	facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●	monitor communications to/from us using our systems

●	protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2020 (Unaudited)

Direct marketing as described at (3) above

We process your personal data for direct marketing purposes:

●	to provide you with information, products and services that may be of interest to you in the context of the investment-related activities

●	when raising investments into our funds

●	in connection with future fundraising activities

You have a right at any time to stop us from contacting you for marketing purposes.

If you object to the processing of your personal data for direct marketing purposes, we will stop using your personal data for these purposes. If you no longer wish to be contacted for marketing purposes, please contact us – please see section 16 below for our contact information.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your personal data with?

Your personal data will be shared with:

Fund associates

We share your personal data with our associates, related parties and members of our group. This is for the purposes:

●	of managing our relationship with you

●	set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

●	of delivering the services you require

●	of managing your investment

●	of supporting and administering investment-related activities

●	of complying with applicable investment laws and regulations

Tax Authorities

●	of complying with applicable laws and regulations

●	of complying with any EEA or other applicable tax authorities instructions (who, in turn, may share your personal data with foreign tax authorities)

●	of complying with any foreign tax authorities’ instructions, including tax authorities outside of the EEA

Service Providers

●	of delivering and facilitating the services needed to support our business relationship with you

●	of supporting and administering investment-related activities

Our lawyers, auditors, other professional advisors, law enforcement, and other regulatory authorities

●	of providing you with investment-related services

●	of complying with applicable legal and regulatory requirements

In exceptional circumstances, we will share your personal data with:

●	competent regulatory, prosecuting and other governmental or non-governmental agencies and/or regulators or litigation counterparties including fraud prevention agencies, in any country or territory

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2020 (Unaudited)

●	any third party that acquires, or is interested in acquiring all or part of any of the Fund Parties’ assets or shares or that succeeds any of the Fund Parties in carrying on all or a party of its business, whether by merger, acquisition, reorganization or otherwise

●	other organisations and agencies as required or permitted by law, including to comply with a subpoena or similar legal process or government request, or when the Fund Parties believe in good faith that disclosure is legally required or the Fund Parties have a legitimate interest in marking a disclosure, such as where necessary to protect the Fund Parties’ rights and property

7. Do you have to provide us with this personal data?

Where we collect personal data from you, we will indicate if:

●	provision of the personal data is necessary for our compliance with a legal obligation or the provision of our services; or

●	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the personal data we request for business and/or compliance purposes.

Some of the personal data we request, or have requested, is necessary for us to perform our contract with you or to comply with anti-money laundering or other legal requirements. If you do not wish for us to process this personal data, it will affect our ability to manage our business relationship with you and, ultimately, may result in the Fund Parties not being able to accept you as an investor or terminating its relationship with you.

8. Consent – and your right to withdraw it

Subject to legal and contractual restrictions, you have the right to withdraw consent at any time. Please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time if you wish to do so. Please note that if you wish to withdraw consent that is necessary for our ability to manage our business relationship with you and, ultimately, may result in the Fund Parties not being able to accept you as an investor or terminating its relationship with you.

9. Personal data from minors

We do not offer financial services and products to minors and do not intend to collect personal information from children under the age of 16. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.

10. Retention and deletion of your information

We keep your personal data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

●	We will generally retain information about you throughout the life cycle of any investment you are involved in

●	Some personal information will be retained after your relationship with us ends

11. Your GDPR rights

Individuals located in the EU may have certain data protection rights, including:

●	the right to access your personal data

●	the right to restrict the use of your personal data

●	the right to have incomplete or inaccurate data corrected

●	the right to ask us to stop processing your personal data

●	the right to require us to delete your personal data in some limited circumstances

●	the right to request information, with respect to our practices within the 12 months prior to your request, regarding the specific personal data we have collected from you, the sources from which we obtained it, the purposes for which we collected, used and shared the personal data, and the categories of third parties with whom we have shared it.

You also have a right to object to processing of your personal data where that processing is carried out for our legitimate interest or for direct marketing.

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You also have the right in some circumstances to request for us to “port” your personal data in a portable, re-usable format to other organizations (where this is possible).

You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3621 or emailing us at privacy@cimgroup.com.

12. Your CCPA rights

Residents of California may have certain data protection rights relating to certain personal information, including:

●	the right to disclosure of personal data collected and processed

●	the right to “opt-out” of personal data to be sold

●	the right to require us to delete your personal data in some limited circumstances

Nonpublic information of individual consumer investors is subject to the Gramm-Leach-Bliley Act and the disclosures in the main section of this notice.

Your Right to Request Disclosure of Information We Collect and Share about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1.	The categories of your personal information that we’ve collected.

2.	The specific pieces of your personal information that we’ve collected.

3.	The categories of sources from which we collected personal information.

4.	The business or commercial purposes for which we collected or sold personal information.

5.	The categories of third parties with which we shared personal information.

You can submit a request to us for the following additional information:

1.	The categories of third parties to whom we’ve sold personal information, and the category or categories of personal information sold to each.

2.	The categories of personal information that we’ve shared with service providers who provide services for us, like processing your bill.

To exercise your CCPA rights with request to this information, contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time.

Your Right to Request the Deletion of Personal Information

Upon your request, we will delete the personal information we have collected about you, except for situations when that information is necessary for us to: provide you with a product or service that you requested; perform a contract we entered into with you; maintain the functionality or security of our systems; comply with or exercise rights provided by the law; or use the information internally in ways that are compatible with the context in which you provided the information to us, or that are reasonably aligned with your expectations based on your relationship with us.

To exercise your right to request the deletion of your personal information, Please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time if you wish to do so.

Your Right to Ask Us Not to Sell Your Personal Information

We do not, and will not, sell your personal information.

Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

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How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3621 or emailing us at privacy@ cimgroup.com. These requests for disclosure are generally free.

13. Canadian Privacy Rights

If you are in Canada, you have a right to request access to your personal information and to request a correction to it if you believe it is inaccurate. If you would like to access the personal information we hold regarding you, or if you would like to have it corrected, please contact us using the contact information provided below. Please note; however, that in some cases we may not be able to allow you to access certain personal information in certain circumstances, for example if it contains personal information of other persons, or for legal reasons.

When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may exercise your right to make these requests by contacting us at 1-833-687-3621 or emailing us at privacy@cimgroup.com.

For information on withdrawing your consent to the processing of your personal information, please see sections 6 and 8 above.

Please note that some or all of the personal information we collect may be stored or processed on servers located outside Canada and your jurisdiction of residence, including in the United States, whose data protection laws may differ from the jurisdiction in which you live. As a result, this information may be subject to access requests from governments, courts, or law enforcement in those jurisdictions according to laws in those jurisdictions.

14. Concerns, complaints or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns or complaints you may have about our processing your personal data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

15. Security

Fund Parties implement and maintain security intended to protect personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to help protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. Personal information may be accessed by persons within our organization, or our third party service providers, who require such access to carry out the purposes indicated in this privacy notice, or such other purposes as may be permitted or required by the applicable law. Personal information we collect is maintained by us in the United States at Los Angeles, CA, San Francisco, CA, Franklin Park, IL and Redmond, WA. The location of personal information collected and/or maintained by our third party service providers is available upon request.

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While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us, including without limitation through the website, cannot be guaranteed; and (c) any such information and data may be viewed or tampered with by a third party.

16. Transfer of PII from the EU (or EEA, Switzerland) to the US and/or Other Countries

Your personal information may be transferred, processed and/ or stored in a country other than the one in which your personal information is collected. When transferring your personal information to the US or other countries, we have implemented procedures to ensure that appropriate safeguards are in place to protect the personal information regardless of where it is being transferred to.

17. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the personal data we hold about you by calling 1-833-687-3621 or emailing us at privacy@cimgroup.com. You may also contact our Deputy Chief Compliance Officer at CIM Group, 4700 Wilshire Boulevard, Los Angeles, California, 90010.

18. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. We reserve the right to update or otherwise amend this Data Privacy Notice at any time, but we will treat personal data that you provide to us before we make any such updates or amendments in accordance with the terms of this Data Privacy Notice, unless and until you agree with the application of the revised Privacy Notice’s terms to your personal information collected by us prior to the updates or amendments.

This Data Privacy Notice was last updated in September 2020.

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Intentionally Left Blank

Intentionally Left Blank

Investment Adviser

CIM Capital IC Management, LLC

4700 Wilshire Boulevard

Los Angeles, CA 90010

Investment Sub-Advisers

CIM Capital SA Management, LLC

4700 Wilshire Boulevard

Los Angeles, CA 90010

OFS Capital Management, LLC

4700 Wilshire Boulevard

Los Angeles, CA 90010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Legal Counsel

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for CIM Real Assets & Credit Fund.

The properties pictured in this document are for illustration only and are not indicative of any Fund asset.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 866.341.2653 | www.cimgroup.com

CCO CAPITAL, LLC, MEMBER FINRA/SIPC, IS THE EXCLUSIVE WHOLESALE MARKETING AGENT FOR CIM REAL ASSETS & CREDIT FUND. ALPS DISTRIBUTORS, INC., (1290 BROADWAY, SUITE 1000, DENVER, CO 80203, MEMBER FINRA) IS THE DISTRIBUTOR OF CIM REAL ASSETS & CREDIT FUND. CCO CAPITAL AND ALPS DISTRIBUTORS, INC ARE NOT AFFILIATED. ©2020 CIM GROUP

Item 2. Code of Ethics.

As of the end of the period covered by this report, CIM Real Assets & Credit Fund (the “Registrant” or “Fund”) has adopted a code of ethics that applies to, among others, the Registrant’s senior officers, including its Principal Executive Officer and Principal Financial Officer (the “Code of Business Conduct”), as well as the Registrant’s other officers and directors. During the period covered by this report, there were no material changes made to provisions of the Code of Business Conduct, nor were there any waivers granted from a provision of the Code of Business Conduct. A copy of the Registrant’s Code of Business Conduct is available, free of charge, by making a written request to: CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010, or by calling the Fund at (866) 907-2653.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Carol (“Lili”) Lynton is qualified to serve as an audit committee financial expert serving on its audit committee based on her experience in financial and accounting matters, and has determined that she is “independent,” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for the fiscal year ended September 30, 2020 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $210,662. The amount reported under this Item 4(a) includes aggregate fees billed for the period from February 4, 2019 (Date of Organization) through December 31, 2019 for professional services rendered by PwC for the audit of the Registrant’s seed audit financial statements of $75,662.

(b)	Audit-Related Fees – The aggregate fees billed for the fiscal year ended September 30, 2020 for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0.

(c)	Tax Fees – The aggregate fees billed in the last fiscal year for professional services rendered by PwC for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $3,000 for the fiscal year ended September 30, 2020.

(d)	All Other Fees – The aggregate fees billed for the last fiscal year for products and services provided by PwC, other than the services reported in (a) through (c) of this Item, were $0 for the fiscal year ended September 30, 2020.

(e) (1) Pursuant to its charter, the Registrant’s audit committee is required to pre-approve all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended September 30, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $0 in 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments as of September 30, 2020 is included as part of the annual report to stockholders included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated the voting of proxies for Fund securities to the Adviser, with assistance from each of the Sub-Advisers as appropriate. The proxy voting policies and procedures of each Adviser are attached as exhibits hereto. The guidelines are reviewed periodically by the Adviser and the Fund’s trustees who are not “interested persons,” and, accordingly, are subject to change.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each of the portfolio managers listed below has served as a portfolio manager since the Fund’s inception.

CIM Sub-Adviser – Members of the CIM Investment Committee and other Professionals:

Richard Ressler is a Co-Founder and Principal of CIM Group with more than 37 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been a fundamental influence in shaping the organization and facilitating its growth. He is the chair of CIM’s Executive, Investment, Allocation and Real Assets Management Committees, as well as the credit subcommittee of the Investment Committee (the “ICCS”). He leads several teams essential to internal and external operations at CIM. He is the CEO and President of CIM Income NAV (“INAV”), CIM Real Estate Finance Trust, Inc. (“CMFT”) and Cole Office & Industrial REIT (“CCIT III”) and also Chairman of the Board for these three entities, and serves as a director for Cole Office & Industrial REIT Inc. (“CCIT II”) and Cole REIT Management V, LLC (“CCPT V”). Further, he currently serves as the Chairman of the Board of CIM Commercial Trust Corporation (“CMCT”) and j2 Global, Inc. Prior to co-founding CIM, he founded Orchard Capital Corp. and continues to oversee companies in which Orchard Capital or its affiliates invest. Additionally, he has served as Vice Chairman and in various executive capacities of Brooke Group Limited. Prior to Brooke Group, he worked as an investment banker at Drexel Burnham Lambert, Inc. and as an attorney at Cravath, Swaine and Moore. He earned a Bachelor of Arts degree from Brown University and Juris Doctor and Master of Business Administration degrees from Columbia University.

Avraham Shemesh is a Co-Founder and Principal of CIM Group with more than 29 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, Mr. Shemesh has been instrumental in building the Firm’s real estate, infrastructure and debt platforms. He serves on CIM’s Investment and Real Asset Management Committees, as well as the ICCS, providing guidance on the diverse opportunities available across CIM’s various platforms. He is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He is the CEO, President and Chairman of the board of directors of CCIT II and CCPT V. He serves as a Director for INAV, CMFT, CCIT III and also Chairman of the Board for these three entities, and serves as a director for CCIT II, CCPT V and CMCT. Prior to CIM, he was involved in several entrepreneurial real estate endeavors, including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

Shaul Kuba is a Co-Founder and Principal of CIM with more than 29 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been an integral part of building the Firm’s real estate, infrastructure and debt platforms. He serves on CIM’s Investment and Real Asset Management Committees, providing guidance on the diverse opportunities available across CIM’s various platforms. As the head of the development team, he is actively involved in the development, redevelopment and repositioning of CIM’s real estate assets. Additionally, he is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. Prior to CIM, he was involved in several entrepreneurial real estate endeavors, including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

Charles Garner is a Principal in Investments Group at CIM where he is actively involved in the investment and asset management process across CIM’s platforms. He is the Chief Executive Officer of CMCT and serves on CIM’s Investment Committee and Real Assets Management Committee. Prior to joining CIM Group in 2003, Mr. Garner worked with CIM in various capacities, beginning in 1996. His work included originating a partnership between Federal Realty Investment Trust and CIM and managing that relationship on behalf of Federal Realty Investment Trust. Mr. Garner began his career as a CPA at PricewaterhouseCoopers and held various positions with Federal Realty, Walker & Dunlop, and The Stout & Teague Companies. He earned a Bachelor of Science degree in Management from A.B. Freeman School of Business at Tulane University.

Chris Allman is a Principal, Capital Markets and serves on CIM’s Investment Committee as well as the ICCS. Prior to joining CIM in 2013, he was a Vice President at Thayer Lodging Group/Brookfield Hotels where he was responsible for all debt capital market activities for Thayer’s close ended private equity fund vehicles and joint venture investments. Prior to joining Thayer, he was a Vice President in Capmark’s (formerly GMAC Commercial Mortgage) Hospitality Industry Division where he led nearly $3.0 billion in asset and entity level financings and participated in the origination, syndication, and sale of over $12 billion in real estate debt transactions. He began his career at Cambridge Associates where he was an Investment Performance Analyst. He holds B.S degrees in Finance and Environmental Science from Virginia Tech. He also holds an M.B.A from S.C. Johnson School of Business at Cornell University.

David Thompson has been a trustee and Chief Executive Officer of the Fund since August 2019. He is also a Principal and Chief Financial Officer of CIM and serves on CIM’s Investment Committee, Valuation Committee and the ICCS. He has also served as CEO of CMCT since March 2019. Prior to joining CIM in 2009, Mr. Thompson spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller. His experience includes billions of dollars of real estate acquisitions and dispositions in the hospitality, gaming and timeshare sectors, as well as significant capital markets experience. He began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co. He received a B.S. degree in Accounting from the University of Southern California.

Elaine Wong is a Principal, Marketing & Communications and serves on CIM’s Investment Committee as well as the ICCS. She joined CIM in 2007 and oversees the Marketing & Communications department. She also leads the Diversity and Inclusion Council. She serves on the Boards of Directors of CIM Income NAV, Inc.; CIM Real Estate Finance Trust, Inc.; Cole Credit Property Trust V., Inc.; and Cole Office & Industrial REIT (CCIT II), Inc. Prior to joining CIM, she worked in the Real Estate Group at Perry Capital in New York where she was responsible for fund administration. Previously, she was an Associate within Goldman, Sachs & Co.’s Equities Management Group. She received a B.S. degree in Finance & Accounting from New York University’s Leonard N. Stern School of Business.

Jason Schreiber is a Principal, Investments and serves on CIM’s Investment Committee and the Credit Review Team. He joined CIM in 2007. While at CIM, he has executed multiple transactions across CIM’s opportunistic, value-add and core strategies, as well as its lending platform and infrastructure fund and has responsibility for managing a portfolio of CIM assets. Prior to graduating from business school, he worked at Goldman, Sachs & Co. from 2001-2005 in both the Investment Banking Division and the Asset Management Division. In addition to holding a Master of Business Administration from Harvard Business School, he is a graduate of Brown University, where he earned a Bachelor of Arts degree in Economics and the History of Art.

Jeff Columbus is a Principal, Development and serves on CIM’s Investment Committee. He oversees a multitude of different types and sizes of development projects in California, Texas and Colorado. His responsibilities include due diligence, feasibility studies, design, securing entitlements, contract negotiations and various types of preconstruction and construction. Prior to joining CIM in 2003, He was Director of Development at retail developer The Hapsmith Company. he holds a B.S. in Finance and Real Estate from California State University of Northridge. He is also a member of Urban Land Institute, International Council of Shopping Centers and American Institute of Architects.

Jennifer Gandin is a Principal in Investments Group and serves on CIM’s Investment Committee. She joined CIM in 2003 and has led or co-led each of the infrastructure acquisitions in CIM Infrastructure Fund I (SkyPower, Antelope Valley Water Bank, Kelso Valley and Urban Parking Partners) and continues to hold primary asset management and ongoing oversight responsibility for SkyPower, Kelso Valley and Urban Parking Partners. Prior to joining CIM, Ms. Gandin worked in acquisitions for the private equity firm Gores Technology Group; as an investment banker for Donaldson, Lufkin & Jenrette, in equity research covering stocks traded on the Stock Exchange of Thailand and as a C.P.A. at Price Waterhouse. She earned a Bachelor of Science degree in Business Administration from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School.

John Bruno is a Principal, Investments and serves on CIM’s Investment Committee. Prior to joining CIM in 2008 as an Associate Vice President, He was an Associate within Bank of America Securities’ private placement and leveraged finance groups. He began his career as an analyst with KPMG. He received a dual degree in Finance and Political Science from Southern Methodist University and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

Monica Yamada is a Principal, Marketing & Communications and serves on CIM’s Investment Committee. She joined CIM in 1998. Prior to joining CIM, she was the Director of Development for the Stitzel Company where she supervised all phases of engineering, tenant design and construction for Two Rodeo Drive, Beverly Hills and One Colorado, Pasadena. From 1981 to 1990, she worked for companies within the Bechtel Group, including Bechtel Investments, performing asset management, financial reporting, strategic planning and leasing. She received a B.A. degree in Sociology from the University of Hawaii and an M.B.A. degree from Golden Gate University, San Francisco.

Nick Morosoff is a Principal, Counsel and serves on CIM’s Investment Committee. He has filled this role since 1998, joining CIM on a full-time basis in 2001. Prior to joining CIM full time, he was the General Counsel of Orchard Capital and of an affiliated public company. Before joining Orchard Capital, he was an Assistant U.S. Attorney working for the Department of Justice in Los Angeles, specializing in real property seizures and forfeitures. Prior to that, he was an Associate with Sullivan & Cromwell for five years in New York and Los Angeles. In that capacity he performed research, analysis and negotiations on a variety of real estate transactions including acquisitions and dispositions, tenant leases, sale-leaseback transactions and securitized real estate financings. He received a B.A. degree in Economics and a J.D. degree from Boston University.

Ryan Harter is a Principal, Development and serves on CIM’s Investment Committee as well as the ICCS. He is actively involved in development management and sales brokerage across CIM’s platforms. Prior to joining CIM in 2002, he worked with San Francisco based owner builder Martin Building Company on the development of multi-family and creative office projects. He began his career with First Pacific Capital of Spokane, Washington where he executed the renovation, leasing and asset management of an industrial property portfolio. He received a B.A. in Political Science from Middlebury College.

Terry Wachsner is a Principal, Real Estate Services and serves on CIM’s Investment Committee. He also chairs the Environmental, Social and Governance (ESG) Committee. He joined CIM in 2005. Prior to joining CIM, he was Director of Asset Services for Continental Development Corporation where he was involved in property acquisitions, new revenue generation, real estate tax appeals, leasing and joint venture representation for company-owned assets. Prior to that, he held the position of Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for operations and leasing of a 75 million square foot national portfolio of office, retail, industrial and apartments (10,000 units). From 1980 to 1998, he headed up Heitman Properties, Ltd. as President, Asset Management responsible for the day-to-day operations of the management division that was overseeing at one point 125 million square feet of office and industrial properties plus 25,000 apartment properties. He received a B.A. degree in Psychology from University of California, Los Angeles and a Master of Arts degree in Architecture and Urban Planning from University of California Los Angeles.

Stephen Altebrando has served as Vice President, Portfolio Oversight of the Fund since October 2019. He is Vice President, Portfolio Oversight at CIM Group and is responsible for overseeing the composition, operations and investment priorities of the Fund. He has led CIM Group’s equity capital markets since 2015, working across real estate and corporate credit strategies. Prior to joining CIM, he spent ten years as a senior research analyst covering the gaming, lodging and leisure sectors at Sidoti & Company, an institutional brokerage firm focused on small and mid cap U.S. equities. Prior to his role as a sell-side securities analyst, he spent six years working in various equity trading roles at Schwab Capital Markets, the online division of Donaldson, Lufkin and Jenrette and Brokerage America. Mr. Altebrando earned a Bachelor of Science degree in Finance from Villanova University and received an MBA in Finance & Business Economics from the Fordham Graduate School of Business & Economics.

Daniel Ottensoser serves as a Managing Director, Portfolio Oversight at CIM Group. He is responsible for overseeing the portfolio construction and asset allocation of CIM Real Estate Finance Trust, Inc. (CMFT) including handling first mortgage and mezzanine loans on real estate assets, single-tenant credit lease assets, broadly syndicated corporate loans and CMBS securities. Prior to joining CIM, Mr. Ottensoser was a Partner and Managing Director at H/2 Capital Partners and prior to that, a Managing Director at Goldman Sachs in the Real Estate Finance group. He earned a Bachelor of Arts degree from The City University of New York, Queens College and a Juris Doctor degree from the Columbia University School of Law.

Garret Bjorkman is a First Vice President, Portfolio Oversight at CIM Group. He is responsible for overseeing portfolio construction and asset allocation for CMMT Partners, LP and CIM Opportunity Zone Fund, LP. He is also responsible for portfolio construction and coordination among internal teams to source, underwrite, close and execute new investment opportunities. He works closely with global institutional investors including sovereign wealth funds, public & private pension plans, family offices, endowments & foundations, and other strategic investors on structuring equity investments in CIM Group vehicles. He previously worked at real estate private equity firms holding positions in investments, capital markets and investor relations. He holds a Bachelor of Science in Business Administration with concentrations in Real Estate and International Business from Denver University.

OFS Sub-Adviser Portfolio Managers:

Bilal Rashid is a Trustee of the Fund, the Chairman of the Board and Chief Executive Officer of OFS Capital Corporation (“OFS Capital”), the Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and OFS Credit Company, Inc. (“OFS Credit”), President and a Senior Managing Director of the OFS Sub-Adviser, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Mr. Rashid also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.

Jeffrey Cerny is a director, Chief Financial Officer and Treasurer of OFS Capital and OFS Credit, Chief Financial Officer and Treasurer of Hancock Park, a Senior Managing Director of the OFS Sub-Adviser, a Vice President of OFSAM, and a member of OFSAM’s investment and executive committees. Mr. Cerny also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Cerny oversees the finance and accounting functions of the OFS Capital, Hancock Park and OFS Credit, as well as underwriting, credit monitoring and CLO portfolio compliance for the OFS Sub-Adviser’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Kyde Sharp is a Managing Director and member of the Middle Market Investment Committee of the OFS Sub-Adviser. Mr. Sharp is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining the OFS Sub-Adviser in 2017, Mr. Sharp was a Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements. Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.

Kenneth A. Brown is a Managing Director of the OFS Sub-Adviser and serves as a member of the Broadly Syndicated Investment Committee and the Structured Credit Investment Committee of the OFS Sub-Adviser. He is responsible for leading the trading, underwriting and credit monitoring functions of the CLOs, as well as maintaining relationships with agent/investment banks. Mr. Brown has over 20 years of experience in leveraged finance and public accounting. Prior to joining the OFS Sub-Adviser in 2007, Mr. Brown was a Vice President at GE Antares Capital, a unit of General Electric Capital Corporation and a leading middle market agent lender for private equity sponsored transactions. Prior to GE Antares, Mr. Brown was at First Source Financial, Inc., a middle market lender focused on direct and participation interests in private equity sponsored transactions, and Arthur Andersen LLP, a national public accounting firm. Mr. Brown has also earned his CPA certification. Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration, with concentrations in Finance and Strategic Management, from The University of Chicago Booth School of Business.

Glen Ostrander is a Managing Director of the OFS Sub-Adviser and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander serves as a member of the Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Ostrander has more than 19 years of experience in investing, banking and debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of CLOs through multiple credit cycles. Prior to joining the OFS Sub-Adviser, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006 and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and the OFS Sub-Adviser, Mr. Ostrander has been involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO collateral managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.

(a)(2) Certain of the portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Richard Ressler
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Avraham Shemesh
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Shaul Kuba
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

David Thompson
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Charles Garner
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Chris Allman
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Elaine Wong
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Jason Schreiber
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Jeff Columbus
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Jennifer Gandin
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

John Bruno
Registered Investment Companies	$—	$—
Other Pooled Investment Vehicles	$—	$—
Other Accounts	$—	$—

Monica Yamada
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Nick Morosoff
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Ryan Harter
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Terry Wachsner
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Stephen Altebrando
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Daniel Ottensoser
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Garrett Bjorkman
Registered Investment Companies		$—		$—
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Bilal Rashid
Registered Investment Companies	3	$588,716	3	$588,716
Other Pooled Investment Vehicles	9	$1,504,073	9	$1,504,073
Other Accounts		$—		$—

Jeffrey A. Cerny
Registered Investment Companies	3	$588,716	3	$588,716
Other Pooled Investment Vehicles	9	$1,504,073	9	$1,504,073
Other Accounts		$—		$—

Kyde Sharp
Registered Investment Companies	2	$527,641	2	$527,641
Other Pooled Investment Vehicles		$—		$—
Other Accounts		$—		$—

Kenneth A. Brown
Registered Investment Companies	1	$588,716	3	$588,716
Other Pooled Investment Vehicles	9	$1,504,073	9	$1,504,073
Other Accounts		$—		$—

Glen Ostrander
Registered Investment Companies	3	$588,716	3	$588,716
Other Pooled Investment Vehicles	9	$1,504,073	9	$1,504,073
Other Accounts		$—		$—

Portfolio Manager Potential Conflicts of Interest

The Adviser, the Sub-Advisers and their respective affiliates will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Adviser, the Sub-Advisers, and the Fund Complex in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The Fund Complex, including the Adviser and the Sub-Advisers, and the additional funds they manage, engage in a broad spectrum of activities. In the ordinary course of its business activities, the Fund Complex may engage in activities where the interests of certain divisions of the Fund Complex or the interests of its clients may conflict with the Fund’s and shareholders’ interests. Other present and future activities of the Fund Complex may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser and the Sub-Advisers will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

Policies and Procedures

Specified policies and procedures implemented by the Fund Complex to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across the Fund Complex’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Fund Complex has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Fund Complex has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects the Sub-Advisers to utilize for purposes of recommending investment opportunities. Additionally, the Fund Complex may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of an other account and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of other accounts, either as a result of contractual restrictions or otherwise. Finally, the Fund Complex has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Personnel

The Adviser and the Sub-Advisers and their respective officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Adviser and Sub-Advisers deem necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, affiliates of the Adviser and the Sub-Advisers expect to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or the Sub-Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and the Sub-Advisers and their respective officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Adviser and the Sub-Advisers.

Material Non-Public Information

The Adviser, the Sub-Advisers or certain of their respective affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser or the Sub-Advisers would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the Fund’s affairs will be limited. Therefore, the Fund may not have access to material non-public information in the possession of the Fund Complex which might be relevant to an investment decision to be made on the Fund’s behalf, and the Adviser or Sub-Advisers may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser or the Sub-Advisers may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

To the extent permitted by the 1940 Act and the rules and regulations and other guidelines of the SEC, the Fund may invest in private and public vehicles sponsored by affiliates of the Adviser and Sub-Advisers. To the extent that the Adviser or Sub-Advisers, as the case may be, were to come into possession of material non-public information relevant to an investment decision in connection with a potential investment or sale of securities of a private or public vehicle sponsored by an affiliate of the Adviser or the Sub-Advisers, the Fund may be precluded from making such investment or sale.

Possible Future Activities

Affiliates of the Adviser and the Sub-Advisers may expand the range of services that they provide over time and will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Fund Complex has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) Each Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Investment personnel of the Adviser and the CIM Sub-Adviser that are Principals are compensated with a base salary, profit participation and participation in the general partner’s carried interest, or adviser’s incentive fees, as applicable, earned with respect to funds managed by CIM Group and its affiliates. Non-Principal Investment professionals are compensated with a base salary plus bonus, which is determined by both the overall performance of the assets to which such investment professionals are assigned as well as their overall citizenship and contribution to the culture at CIM Group. In addition, certain investment professionals are eligible to participate in the general partner’s carried interest, or adviser’s incentive fees, as applicable, earned across CIM Group’s platforms to promote collaboration among team members.

The OFS Sub-Adviser compensates its investment professionals through a base salary and a discretionary annual bonus based on a number of factors, including job performance, profitability of OFS Sub-Adviser and market conditions. Professional compensation at the OFS Sub-Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the OFS Sub-Adviser manages and from their longevity with the OFS Sub-Adviser. In addition, certain of OFS Sub-Adviser’s Portfolio Managers have ownership and financial interests in, and may receive compensation and/or profit distributions from OFSAM and/or its subsidiaries. These individuals receive compensation from OFS Sub-Adviser that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Sub-Adviser, a portion of which may relate to incentive fees or carried interest earned by OFS Sub-Adviser in connection with its services.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s portfolio managers as of September 30, 2020, based on the NAV per Class I Common Share of the Fund of $25.18 on September 30, 2020.

Securities Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Richard Ressler (4)	Over $1,000,000
Avraham Shemesh (4)	Over $1,000,000
Shaul Kuba (4)	Over $1,000,000
David Thompson	$—
Charles Garner	$—
Jennifer Gandin	$—
Daniel Ottensoser	$—
Bilal Rashid	$—
Jeffrey Cerny	$—
Kyde Sharp	$—
Kenneth A. Brown	$—
Glen Ostrander	$—

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)	The dollar range of equity beneficially owned is based on the current NAV per Class I Common Share as of September 30, 2020.
(4)	These shares are owned directly by CIM Capital IC Management, LLC. and CIM RACR, LLC., each of which is owned by CIM Group, LLC. Each of Richard Ressler, Avraham Shemesh and Shaul Kuba may be deemed to beneficially own all of these shares because of their positions with CIM Group, LLC. Each of them disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or for any other purpose.

(c)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the annual report included in Item 1 of this Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this annual report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Business Conduct is attached hereto in response to Item 2(f).

(a)(2)	Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	The Proxy Voting Policies and Procedures of CIM Capital IC Management, CIM Capital SA Management LLC and OFS Capital Management LLC are each attached hereto in response to Item 7.

(b)	Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIM REAL ASSETS & CREDIT FUND

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	December 4, 2020

By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	December 4, 2020